                                                                   Exhibit 10.30

                              AMENDMENT NO. 3 TO
                        AGREEMENT FOR THE PROVISION OF
                      FIBER OPTIC FACILITIES AND SERVICES

                                    BETWEEN

                           ALABAMA POWER COMPANY AND
                    SOUTHERN INTEREXCHANGE FACILITIES, INC.
                           APC CONTRACT NUMBER SI001


     This Amendment, effective as of September 23, 1992, is made by and between Alabama Power Company ("APC") and Southern Interexchange Facilities, Inc. ("SI"), parties to the Agreement for the provision of Fiber Optic Facilities and Services, APC Contract Number SI00l, dated as of March 29, 1990 and amended on March 29, 1990, March 22, 1991, and December 1, 1991 (the "Agreement").

                                  WITNESSETH:

     1. APC and SI for the same reasons and terms stated in the Agreement hereby agree, for their mutual benefit, to add the below-described new Route Segment 4 to the Agreement, such Route Segment No. 4 to be governed by the terms and conditions of the Agreement.


Route Segment 4              Construction      Fiber             Type
--------------               ------------      -----             ----
                             Complete          Count/            Construction
                             Date              (Primary)
From Central Bank                              24  SM            UG/Self
  (on 32nd Street)
to Central Bank                                24  MM            Supporting
  (on 20th Street)
to Daniel Building           October 22,       (6SM)             Dielectric
  (on 20th Street)           1992              (6MM)

SI Designated Access Points are as follows:

--  Central Bank 32nd Street
--  Central Bank 20th Street
--  Central Bank Daniel Building

     2. SI will reimburse APC's Actual Cost for the construction and installation of Route Segment No. 4 in accordance with the terms of the Agreement.

     3. Notwithstanding any other provisions of the Agreement, the Additional Fibers on Route Segement 4 will be used by SI solely to provide services to Central Bank for their internal uses and for access to SI facilities.

     4. Except as modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be duly executed as of the date stated above.


ALABAMA POWER COMPANY                  SOUTHERN INTEREXCHANGE
                                       FACILITIES, INC.


By: /s/ James M. Corbitt               By: /s/ Melvin R. Patterson
   ---------------------------            ------------------------------

Name: James M. Corbitt                 Name: Melvin R. Patterson
     -------------------------              ----------------------------
      (Print or Type)                         (Print or Type)

Title: Vice President                  Title: Vice President
      ------------------------               ---------------------------

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